IES UTILITIES INC.

                             UNDERWRITING AGREEMENT

                                                     March 6, 2001

IES Utilities Inc.
Alliant Energy Tower
Cedar Rapids, Iowa 52401

          1. Purchase and Sale. On the basis of the representations and warranties, and subject to the terms and conditions set forth in this agreement (this "Agreement"), the Underwriters (defined below) shall purchase from IES Utilities Inc. (the "Company"), and the Company shall sell to the Underwriters, severally and not jointly, the principal amount of the Company's 6 3/4% Series B Senior Debentures due 2011, set forth opposite the name of the Underwriters in
Schedule I hereto at the price specified in Schedule II hereto (the aggregate principal amount of the debentures described in Schedule II hereto are hereinafter referred to as the "Debentures").

          2. Underwriters. The term "Underwriters", as used herein, shall be deemed to mean Legg Mason Wood Walker, Incorporated ("Legg Mason") and the other several persons, firms or corporations named in Schedule I hereto (including any substituted Underwriters under the provisions of Section 10). All obligations of the Underwriters hereunder are several and not joint. The term "Representative" shall refer to Legg Mason.

          3. Representations and Warranties. The Company represents and warrants to and agrees with each of the Underwriters that:

                    (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement (Registration Statement No. 333-55906), including a prospectus, relating to $200,000,000 principal amount of senior debentures, including the Debentures. That registration statement, as so filed, has become effective under the Securities Act of 1933, as amended (the "Securities Act"), no stop order suspending the effectiveness of such registration statement is in effect and no proceedings for such purpose are pending before or threatened by the Commission. The term "Registration Statement" means the registration statement in the form in which it became effective, including the exhibits thereto, but including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the registration statement at the time it was declared effective. The term "Prospectus" means such final prospectus, in the form first approved by the Representative for filing pursuant to Rule 424(b) under the Securities Act. The term "preliminary prospectus" means any preliminary prospectus included in the registration statement as originally filed or filed with the Commission pursuant to Rule 424(a). As used herein, the terms "Prospectus" and "preliminary prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date hereof by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                    (b) No order directed to the adequacy of any document incorporated by reference in any preliminary prospectus or the Prospectus has been issued by the Commission and no proceedings for such purpose are pending before or threatened by the Commission.

                    (c) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in any preliminary prospectus or the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain, and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the registration statement, as it became effective, and the Prospectus comply, and, as amended or supplemented, if applicable, will comply, and the Registration Statement will comply, in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) neither any preliminary prospectus nor the Prospectus contains, nor, as amended or supplemented, if applicable, will contain, any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply (A) to statements or omissions in the Registration Statement, any preliminary prospectus or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through Legg Mason or its counsel expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended

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

          (the "Trust Indenture Act"), of Bank One Trust Company, National Association (the "Trustee").

                    (d) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of Iowa, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company possesses, and is in compliance with the terms and conditions of, such certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted, except where a failure to so comply would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the Company has not received any notice of proceedings relating to the revocation or material modification of any such certificate, authorization, franchise or permit.

                    (e) Each subsidiary of the Company that constitutes a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation S-X) (each a "Subsidiary" and collectively, "Subsidiaries") has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock of each such subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims. Each such subsidiary possesses, and is in compliance with the terms and conditions of, such material certificates, authorizations, franchises or permits issued by the appropriate state or federal regulatory authorities or bodies as are necessary to conduct its business as currently conducted, except where a failure to so comply would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; no such subsidiary of the Company has received any notice of proceedings relating to the revocation or material modification of any such certificate, authorization, franchise or permit.

                    (f) This Agreement has been duly authorized, executed and delivered by the Company.

                    (g) The Indenture pursuant to which the Debentures are being issued, as amended and supplemented (the "Indenture"), has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                    (h) The Debentures have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

                    (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Debentures will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries, except for such contraventions as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except for such contraventions as would not have a material adverse effect on the Company and its subsidiaries taken as a whole; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture or the Debentures, except such as have been obtained and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures.

                    (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement). Since the respective dates as of which information is given in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there have been no transactions entered into, and no obligations or liabilities, contingent or otherwise, incurred, by the Company or any of its subsidiaries, whether or not in the ordinary course of business, which are required to be described in the Registration Statement or the Prospectus.

                    (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                    (l) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

                    (m) The Company is not and, after giving effect to the offering and sale of the Debentures and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

                    (n) Arthur Andersen LLP, who have certified certain financial statements of the Company, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder. The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statements and the Prospectus comply in all material respects with the requirements of the Securities Act and present fairly the consolidated financial position, results of operations and changes in financial positions of the Company on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and the selected financial data and the summary financial data included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements incorporated by reference in the Prospectus. The pro forma combined financial statements of the Company and Interstate Power Company and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein;

                    (o) Neither the Company nor any of its Subsidiaries is (i) in violation of its certificate or articles of incorporation or bylaws (or other organizational documents), or (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any such Subsidiary, or (iii) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any such Subsidiary, or (iv) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instruments to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (ii), (iii) and (iv), where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (p) The Company and each of its subsidiaries has good and marketable title to all real and personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any subsidiary; and any real property and buildings held under lease by the Company or any subsidiary are held under valid, subsisting and enforceable leases with such exceptions as are not material to the business of the Company and its subsidiaries, taken as a whole, and do not interfere with the use made and proposed to be made of such property and buildings by the Company or any subsidiary;

                    (q) except as disclosed in the Prospectus, the Company and its subsidiaries (A) are in compliance with any and all applicable Environmental Laws, (B) have received all permits, licenses or other approvals required under applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws") to conduct their businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                    (r) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or business prospects of Interstate Power Company ("Interstate") and its subsidiaries, taken as a whole, from that set forth in the Company's Registration Statement on Form S-4 (Registration Statement No. 333-53846), as amended, filed with the Commission under the Securities Act (the "S-4") (exclusive of documents filed subsequent to the date of this Agreement). Since the respective dates as of which information is given in the S-4 (exclusive of any documents filed subsequent to the date of this Agreement), there have been no transactions entered into, and no obligations or liabilities, contingent or otherwise, incurred, by Interstate or any of its subsidiaries, whether or not in the ordinary course of business, which are required to be disclosed in the Registration Statement or the Prospectus.

                    (s) There are no legal or governmental proceedings pending or threatened to which Interstate or any of its subsidiaries is a party or to which any of the properties of Interstate or any of its subsidiaries is subject that are required to be described in the S-4 or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the S-4 or the Prospectus or to be filed or incorporated by reference as exhibits to the S-4 or the Registration Statement that are not described, filed or incorporated as required.

          4. Terms of Public Offering. The Company is advised by the Underwriters that they propose to make a public offering of the Debentures as soon after this Agreement has been entered into as in the judgment of the Representative is advisable. The terms of the public offering of the Debentures are set forth in the Prospectus.

          5. Payment and Delivery. Except as otherwise provided in this Section 5, payment for the Debentures shall be made to the Company in Federal or other funds immediately available at the time (the "Closing Date") and place set forth in Schedule II hereto, upon delivery to Legg Mason of the Debentures, in fully registered global form registered in the name of Cede & Co., for the respective accounts of the several Underwriters registered in such names and in such denominations as Legg Mason shall request in writing not less than the business day immediately preceding the date of delivery, with any transfer taxes payable in connection with the transfer of the Debentures to the Underwriters duly paid.

          6. Conditions to the Underwriters' Obligations. The obligations of the Underwriters are subject to the following conditions:

                    (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date:

                              (i) there shall not have occurred any downgrading,
                    nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

                              (ii) there shall not have occurred any change, or
                    any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business, operations or business prospects of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in the reasonable judgment of the Representative, is material and adverse and that makes it, in the reasonable

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

                    judgment of the Representative, impracticable to market the Debentures on the terms and in the manner contemplated in the Prospectus.

                    (b) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an executive officer of the Company, to the effect set forth in Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

                    The officer signing and delivering such certificate may rely upon his or her knowledge as to proceedings threatened.

                    (c) The Underwriters shall have received on the Closing Date an opinion of Kent M. Ragsdale, Managing Attorney of the Company, dated the Closing Date, to the effect that:

                              (i) the Company has been duly incorporated, is
                    validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                              (ii) each Subsidiary of the Company has been duly
                    incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

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

                              (iii) this Agreement has been duly authorized,
                    executed and delivered by the Company;

                              (iv) the Indenture has been duly qualified under
                    the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganizations, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                              (v) the Debentures have been duly authorized and
                    executed and, when authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters in accordance with the terms of this Agreement, will be valid and binding obligations of the Company, in each case enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

                              (vi) (A) the execution and delivery by the Company
                    of, and the performance by the Company of its obligations under, this Agreement, the Indenture and the Debentures will not contravene any provision of applicable law or the articles of incorporation or by-laws of the Company or, to such counsel's knowledge, any agreement or other instrument binding upon the Company or any of its subsidiaries, except for such contraventions as would not have a material adverse effect on to the Company and its subsidiaries, taken as a whole, or, to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, except for such contraventions as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and (B) no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Indenture and the Debentures, except such as have been obtained and except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Debentures;

                              (vii) the statements (A) in the Prospectus under
                    the caption "Description of the Senior Debentures", (B) in the Registration Statement under Item 15, (C) in "Item 3 - Legal Proceedings" of the Company's most recent annual report on Form 10-K incorporated by reference in the Prospectus and (D) in "Item 1 - Legal Proceedings" of Part II of the Company's quarterly report on Form 10-Q for the quarter ended September 30, 2000 filed since such annual report, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                              (viii) such counsel does not know of any legal or
                    governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required;

                              (ix) the Company is not and, after giving effect
                    to the offering and sale of the Debentures and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

                              (x) neither the Company nor any of its
                    Subsidiaries is (A) in violation of its certificate or articles of incorporation or bylaws (or other organization documents), or (B) to the knowledge of such counsel, in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any of the Subsidiaries, or (C) to the knowledge of such counsel, in violation of any decree of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries, or (D) to the knowledge of such counsel, in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instruments to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties may be bound, except, in the case of clauses (B), (C) and (D), where any such violation or default, individually or in the aggregate, would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                              (xi) (A) each document, if any, filed pursuant to
                    the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules and other financial or statistical data included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (B) the Registration Statement and Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder; and

                              (xii) the Registration Statement has become
                    effective under the Securities Act; to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement is in effect, no order directed to the adequacy of any document incorporated by reference in the Prospectus has been issued by the Commission and no proceedings for either such purpose are pending before or threatened by the Commission.

In addition, such counsel shall state that nothing has come to such counsel's attention that would lead such counsel to believe that (A) (except for financial statements and schedules, as to which such counsel need not express any belief, and except for that part of the Registration Statement that constitutes the Form T-1 heretofore referred to, as to which such counsel need not express any belief) the Registration Statement, when it became effective, contained or as of the date such opinion is delivered, contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (B) (except for financial statements and schedules, as to which such counsel need not express any belief) the Prospectus as of the date such opinion is delivered contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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

                    (d) The Underwriters shall have received on the Closing Date an opinion of Foley & Lardner, counsel for the Company, dated the Closing Date, covering the matters referred to in Sections 6(c)(iii)-(vi), 6(c)(vii) (but only as to the statements in the Prospectus under the caption "Description of the Senior Debentures" and in the Registration Statement under Item 15), 6(c)(viii), 6(c)(ix), 6(c)(xi) and 6(c)(xii) and the last paragraph of Section 6(c). As to all matters of Iowa law, Foley & Lardner may rely upon the opinion of Kent M. Ragsdale, Esq., referred to in Section 6(c).

                    (e) The Underwriters shall have received on the Closing Date an opinion of Pillsbury Winthrop LLP, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in Sections 6(c)(iii), 6(c)(iv), 6(c)(v) and 6(c)(vii) (but only as to the statements in the Prospectus under "Description of the Senior Debentures") and clause 6(c)(xi)(B) and the last paragraph of Section 6(c) above.

                    With respect to the last paragraph of Section 6(c) above, Kent M. Ragsdale, Esq. and Foley & Lardner may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to the last paragraph of Section 6(c) above, Pillsbury Winthrop LLP may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                    The opinions of Kent M. Ragsdale, Esq. and Foley & Lardner described in Section 6(c) and 6(d), respectively, above shall be rendered to the Underwriters at the request of the Company and shall so state therein.

                    (f) The Underwriters shall have received on each of the date hereof and the Closing Date a letter, dated the date hereof and the Closing Date, respectively, and as of a date not more than three days prior to the date of each such letter, in form and substance satisfactory to the Underwriters, from the Company's independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus.

          If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party, except as provided in the last paragraph of Section 10 below.

          7. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

                    (a) To comply with the requirements of Rule 430A under the Securities Act and to promptly effect the filings necessary pursuant to Rule 424(b) under the Securities Act; to furnish the Representative, without charge, one signed copy of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish the Representative in New York City, without charge, prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto or to the Registration Statement as the Representative may reasonably request.

                    (b) During such period after the execution of this Agreement as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, before amending or supplementing the Registration Statement or the Prospectus with respect to the Debentures, to furnish to the Representative a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which the Representative reasonably objects.

                    (c) If, during such period after the first date of the public offering of the Debentures as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Company) to which Debentures may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

                    (d) To endeavor to qualify the Debentures for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a consent to service of process or to file annual reports or to comply with any other requirements deemed by the Company in its reasonable judgment to be unduly burdensome.

                    (e) To make generally available to the Company's security holders and to the Representative as soon as practicable an earning statement covering a twelve month period beginning on the first day of the first full fiscal quarter after the date of this Agreement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                    (f) During the period beginning on the date of this Agreement and continuing to and including the date 30 days after the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company similar to the Debentures (other than (i) the Debentures and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Representative.

                    (g) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Debentures under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Debentures to the Underwriters, including any transfer or other taxes payable thereon,
          (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Debentures under state law and all expenses in connection with the qualification of the Debentures for offer and sale under state law as provided in Section 7(d) hereof, the reasonable fees and disbursements of counsel for the Underwriters in an amount not to exceed $5,000, and all filing fees, in connection with such qualification and in connection with the Blue Sky survey, (iv) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (v) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with any review and qualification of the offering of the Debentures by the National Association of Securities Dealers, Inc., (vi) any fees charged by the rating agencies for the rating of the Debentures, (vii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Debentures, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show and (viii) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section,
          Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 10 entitled "Defaulting Underwriters; Expenses" below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, and any advertising expenses connected with any offers they may make.

          8. Indemnity and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or

Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use therein and provided, further, that the Company shall not be liable to any Underwriter or any person controlling such Underwriter under the indemnity agreement provided for in this Section 8(a) with respect to a preliminary prospectus to the extent that any such loss, claim, damage or liability of such Underwriter or controlling person results solely from the fact that such Underwriter sold Debentures to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference), whichever is most recent, if the Company has previously furnished copies thereof to such Underwriter and the applicable untrue or alleged untrue statement or omission was corrected therein..

                    (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Underwriter, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, it being understood and agreed that the only information furnished by any Underwriter consists of the following information in the Prospectus: the first sentence of the last paragraph of the cover page, and, under the caption "Underwriting," the third paragraph, the first and second sentences of the fifth paragraph, and the entire sixth paragraph.

                    (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either Section 8(a) or 8(b), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the indemnifying party shall not have employed counsel to have charge of the defense of such proceeding within a reasonable time after notice of commencement of the proceeding, or (iii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to direct the defense of such proceeding on behalf of the indemnified party), in any of which events such fees and expenses shall be borne by the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by Legg Mason, in the case of parties indemnified pursuant to Section 8(a) above, and by the Company, in the case of parties indemnified pursuant to Section 8(b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                    (d) To the extent the indemnification provided for in
          Section 8(a) or 8(b) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other hand from the offering of the Debentures or (ii) if the allocation provided by clause 8(d)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company on the one hand and of the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other hand in connection with the offering of the Debentures shall be deemed to be in the same respective proportions as the net proceeds from the offering of such Debentures (before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus Supplement, bear to the aggregate public offering price of the Debentures. The relative fault of the Company on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective principal amounts of Debentures they have purchased hereunder, and not joint.

                    (e) The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Debentures underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                    (f) The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Debentures.

          9. Termination. This Agreement shall be subject to termination by notice given by the Representative to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, or the National Association of Securities Dealers, Inc., (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, in each case, in which the Company has authorized trading on such exchange or in such market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the reasonable judgment of the Representative, is material and adverse and (b) in the case of any of the events specified in clauses 9(a)(i) through 9(a)(iv), such event, singly or together with any other such event, makes it, in the reasonable judgment of the Representative, impracticable to market the Debentures on the terms and in the manner contemplated in the Prospectus.

          10. Defaulting Underwriters; Expenses. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase the Debentures set forth opposite the name of such Underwriter or Underwriters in Schedule I hereto that it has or they have agreed to purchase hereunder on such date, and the aggregate amount of such Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Debentures to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of such Debentures set forth opposite their respective names in Schedule I hereto bears to the aggregate amount of such Debentures set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representative may specify, to purchase the Debentures which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the amount of the Debentures that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 10 by an amount in excess of one-ninth of such amount of such Debentures without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Debentures which it has or they have agreed to purchase hereunder and the aggregate amount of such Debentures with respect to which such default occurs is more than one-tenth of the aggregate amount of the Debentures to be purchased on such date, and arrangements satisfactory to the Representative and the Company for the purchase of such Debentures are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Representative or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

          If this Agreement shall be terminated by the Representative because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, the Company will reimburse the Underwriters for all documented out-of-pocket expenses (including the reasonable fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

          11. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

          12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

          13. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

          Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

                                    Very truly yours,

                                    LEGG MASON WOOD WALKER,
                                       INCORPORATED
                                    MERRILL LYNCH, PIERCE, FENNER &
                                       SMITH INCORPORATED
                                    ROBERT W. BAIRD & CO. INCORPORATED
                                    UTENDAHL CAPITAL PARTNERS, L.P.
                                    WACHOVIA SECURITIES, INC.

                                    Acting severally on behalf of themselves and
                                      the several Underwriters named herein

                                    By:     LEGG MASON WOOD WALKER,
                                            INCORPORATED



                                    By:  /s/ Joseph A. Sullivan
                                         ---------------------------------------
                                         Name:  Joseph A. Sullivan
                                         Title:  Senior Vice President

Accepted:

IES UTILITIES INC.



By: /s/ Edward M. Gleason
    --------------------------------------
    Name:  Edward M. Gleason
    Title: Vice President-Treasurer and
           Corporate Secretary

                                   SCHEDULE I


Underwriter                                    Principal Amount of Debentures
-----------                                    ------------------------------

Legg Mason Wood Walker, Incorporated                  $60,000,000
Merrill Lynch, Pierce, Fenner & Smith
           Incorporated                               $60,000,000
Robert W. Baird & Co. Incorporated                    $26,800,000
Utendahl Capital Partners, L.P.                       $26,600,000
Wachovia Securities, Inc.                             $26,600,000
                                                      -----------

                  TOTAL.......................        $200,000,000

                                   SCHEDULE II

Underwriting Agreement dated March 6, 2001

Registration Statement No. 333-55906

Lead Underwriters and Addresses:

         Legg Mason Wood Walker, Incorporated
         100 Light Street
         Baltimore, Maryland 21202

         Merrill Lynch, Pierce, Fenner & Smith Incorporated
         4 World Financial Center
         New York, NY 10060

Designation:                 6 3/4% Series B Senior Debentures due 2011

Principal Amount:            $200,000,000

Date of Maturity:            March 15, 2011

Interest Rate:               6 3/4%

Interest Payment Dates:      March 15 and September 15 of each year,
                             commencing September 15, 2001

Purchase Price:              99.112% of the principal amount thereof, plus
                             accrued interest, if any, from the date of original issuance thereof

Public Offering Price:       99.762% of the principal amount thereof, plus
                             accrued interest, if any, from the date of original issuance thereof

Redemption Terms:            Redeemable in whole or in part at any time prior to
                             maturity at the option of the Company at the sum of the outstanding principal amount thereof, together with accrued and unpaid interest, if any, and the make-whole amount, if any

Closing Date and Location:   March 12, 2001
                             IES Utilities Inc.
                             222 West Washington Avenue
                             Madison, Wisconsin 53703



                                       2